Supplement to the
Fidelity® Select Portfolios®
April 29, 2006
Prospectus

Consumer Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio are composed of multiple classes of shares. References to each fund are deemed to include class where applicable. The features and policies related to your shares of each fund will not change.

The following information supplements similar information for Utilities Growth Portfolio found in the "Performance" section on page 21.

Prior to October 1, 2006, Utilities Growth Portfolio operated under certain different investment policies, and compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

The following information replaces similar information found under the heading "Average Annual Returns" on page 42.

S&P®/Citigroup BMI Global Gold Index is a market capitalization-weighted index of stocks designed to measure the performance of companies that produce gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines.

The following information replaces the biographical information for Chemicals Portfolio found in the "Fund Management" section on page 69.

Duffy Fischer is manager of Select Chemicals Portfolio, which he has managed since December 2006. Mr. Fischer joined Fidelity Investments in July 2006 as a research analyst. Previously, he was a research analyst and portfolio manager for Goldman Sachs & Co. from 1999 until 2006.

SEL-06-18 December 12, 2006
1.482105.198

Supplement to the

Fidelity® Select Portfolios®

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2006
Revised November 29, 2006

Consumer Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio are composed of multiple classes of shares. References to each fund are deemed to include class where applicable. The features and policies related to your shares of each fund will not change.

Duffy Fischer has replaced Chris Bartel as the portfolio manager of Select Chemicals Portfolio. All references to Chris Bartel are removed from the "Management Contracts" section.

SELB-06-06 December 12, 2006
1.475630.128